UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2020
TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	TDS	New York Stock Exchange
6.625% Senior Notes due 2045	TDI	New York Stock Exchange
6.875% Senior Notes due 2059	TDE	New York Stock Exchange
7.000% Senior Notes due 2060	TDJ	New York Stock Exchange
5.875% Senior Notes due 2061	TDA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement

On November 30, 2020, United States Cellular Corporation (the “Company”), subsidiary of Telephone and Data Systems, Inc., entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), and a related Terms Agreement (the “Terms Agreement”) among the Company and the Representatives, pursuant to which the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, subject to the satisfaction of the terms and conditions set forth in the Underwriting Agreement, $500,000,000 aggregate principal amount of the Company’s 5.500% Senior Notes due 2070 (the “Notes”).

The terms and conditions of the Underwriting Agreement and the Notes are described in the Company's Form 8-K dated November 30, 2020, which Form 8-K is incorporated by reference herein.

Item 8.01. Other Events

The Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-248453), including the prospectus forming a part thereof. On November 30, 2020, the Company filed with the Securities and Exchange Commission a prospectus supplement to the prospectus pursuant to Rule 424(b)(5) under the Securities Act, relating to the offering of the Notes.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description of Exhibits
1.1
Underwriting Agreement, dated as of November 30, 2020, among the Company and BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, relating to the Company’s 5.500% Senior Notes due 2070, is hereby incorporated by reference from Exhibit 1.1 to the Company's Form 8-K dated November 30, 2020.

1.2
Terms Agreement, dated as of November 30, 2020 among the Company and BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, relating to the Company’s 5.500% Senior Notes due 2070, is hereby incorporated by reference from Exhibit 1.2 to the Company's Form 8-K dated November 30, 2020.

4.1
Indenture dated as of June 1, 2002 between the Registrant and The Bank of New York Mellon Trust Company, N.A. (formerly known as the Bank of New York Trust Company, N.A., as successor to BNY Midwest Trust Company), is hereby incorporated by reference from Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-188971).

4.2
Tenth Supplemental Indenture dated as of December 2, 2020 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to BNY Midwest Trust Company), the form of which is hereby incorporated by reference from Exhibit 2 to the Company’s Registration Statement on Form 8-A dated and filed on December 2, 2020.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	December 2, 2020	By:	/s/ Peter L. Sereda
Peter L. Sereda
Executive Vice President and Chief Financial Officer
(principal financial officer)